Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Dorothy Whitehouse, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 , that:

(1)
the quarterly report on Form 10-Q of On-Air Impact, Inc., a Nevada corporation (the “Registrant”), the fiscal quarter ended August 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 20, 2011	/s/ Dorothy Whitehouse
Dorothy Whitehouse
President and Chief Executive Officer
(Principal Executive Officer)
(Principal Financial and Accounting Officer)